Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Tables)	12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Components of Income Tax Expense (Benefit)

	2015 $	2014 $

Loss before income tax	(65,470)	(542,512)
Statutory tax rate	26%	26%
Expected tax recovery	(17,022)	(141,053)

Permanent differences and other	1,079	5,198
Expiry of non-capital loss	96,858	229,428
Change in valuation allowance	(80,915)	(93,573)

Provision for income taxes	--	--